SUPPLEMENT NO. 1

dated August 25, 2005

to the Prospectus dated May 1, 2005

for the TIAA-CREF Life Funds

The following replaces the first six paragraphs under the section entitled “Active Equity Funds Using the Dual Investment Management Strategy®” in the Prospectus:

The Growth Equity, Growth & Income, International Equity and Large-Cap Value Funds use TIAA-CREF’s Dual Investment Management Strategy. The Dual Investment Management Strategy combines active management and quantitative methods to seek higher returns over each Fund’s benchmark index, while attempting to maintain a risk profile for each Fund similar to its benchmark index.

Each Fund that uses the Dual Investment Management Strategy is managed by a portfolio management team of investment professionals. The Strategy combines active management and quantitative methods to select securities and build the overall portfolio of stocks. Each portfolio management team consists of:

•	Active portfolio managers who use fundamental analysis of individual companies and stocks. They select stocks that they believe offer the potential for superior returns. They also identify less attractive stocks to avoid or underweight.

•	Quantitative portfolio managers who use mathematical models and programs to monitor and analyze the portfolio to ensure that the overall portfolio has characteristics similar to the Fund’s benchmark index. In certain cases, quantitative portfolio managers on the team may also manage a portion of the Fund in keeping with the overall guidelines for risk and investment mandate.

The Dual Investment Management Strategy is intended to result in portfolios that are similar in composition and performance to their benchmark indices with the potential and goal of also adding incremental returns. Funds using the Dual Investment Management Strategy also attempt to remain fully invested in stocks at all times. This feature helps the Funds avoid the potential negative effects of market timing and helps ensure that their asset allocations meet their allocation goals.

The Dual Investment Management Strategy does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s stock selection and quantitative analysis.

The portfolio management teams for certain Funds are changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

The portfolio management teams for the Stock Index Fund and Social Choice Equity Fund are adding a new portfolio manager to those managers currently listed in the May 1, 2005 Prospectus. Anne Sapp will remain as a member of the portfolio management teams primarily responsible for the day-to-day management of the Stock Index Fund and the Social Choice Equity Fund. As of

September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management teams of those Funds.

Name	Title	Portfolio Role/ Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Years/Months Experience
				At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA	Associate	Quantitative Portfolio Construction	Investment Management, TIAA and its affiliates— 2005 to the present; Portfolio Manager, International Strategy Leader, Mellon Capital Management—1997 to 2005.	0.5	14.0	0

Similar biographical information with respect to Anne Sapp can be found in the May 1, 2005 Prospectus.

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